EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders of
  GKN HOLDING CORP.:

    We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the Prospectus.

                                          /s/  KPMG Peat Marwick LLP


New York, New York
July 16, 1996